UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 21075

Dreyfus Institutional Cash Advantage Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/08

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter to Shareholders
5	Understanding Your Fund’s Expenses
5	Comparing Your Fund’s Expenses
With Those of Other Funds
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
Cash Advantage Plus Fund

The	Fund

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Cash Advantage Plus Fund for the 12-month period ended April 30, 2008. During the reporting period, the fund’s Administrative Advantage shares produced a yield of 4.56%, Participant Advantage shares produced a yield of 4.23%,Institutional Advantage shares produced a yield of 4.62% and Investor Advantage shares produced a yield of 4.38% . Taking into account the effects of compounding, the fund’s Administrative Advantage shares, Participant Advantage shares, Institutional Advantage shares and Investor Advantage shares produced effective yields1 of 4.65%, 4.31%, 4.72% and 4.47%, respectively.2

The Fed Addressed an Economic Slump and Credit Crisis

Turmoil in the sub-prime mortgage market, slumping U.S. housing markets and resurgent energy prices already had led to economic concerns by the start of the reporting period. Over the summer of 2007, these factors caused investors to reassess their previously generous attitudes toward risk, sparking sharp declines among stocks and higher yielding bonds, including those with no exposure to sub-prime mortgages.The resulting tightness in credit markets led to turmoil in the inter-bank lending market and the commercial paper and syndicated loan markets.

After holding short-term interest rates steady for more than a year, the Federal Reserve Board (the “Fed”) intervened in the developing credit crunch in mid-August 2007 by reducing the discount rate by 50 basis points. Investors reacted positively to the move, and most fixed-income market sectors rallied into September. However, the rebound was derailed by new evidence of economic weakness and reports of heavy sub-prime related losses among commercial and investment banks. The Fed attempted to improve market liquidity and address economic concerns when it reduced the federal funds rate from 5.25% to 4.75% in September.

The economy continued to show signs of weakness in October, including reports of a tepid increase of 0.3% in consumer spending. The Fed again cut the federal funds rate, this time by 25 basis points,

stating that it regarded the risks of recession and inflation as balanced. However, in November, it was announced that sales of existing homes had fallen to their lowest level since recordkeeping began eight years earlier, and fixed-income markets declined sharply. The Fed reduced the federal funds rate by another 25 basis points in December — to 4.25% — but investors appeared to be disappointed that the reduction was not larger. 2007 ended with an annualized economic growth rate of just 0.6% in the fourth quarter and 2.2% for the year overall.

January 2008 saw more disappointing economic news,including the first monthly job losses in more than four years, lackluster retail sales during the holiday season, further deterioration of housing prices, a surge in foreclosures, additional sub-prime related write-downs by banks and similar losses among bond insurers. Congress passed legislation to stimulate the economy, and the Fed reduced the federal funds rate by another 125 basis points to 3% in two separate moves during the latter part of January. However, more job losses were reported in February, and pressures on U.S. financial institutions from sub-prime related losses and portfolio deleveraging remained intense.

While non-farm payrolls shrank for the third consecutive month in March, it later was estimated that the U.S. economy eked out a 0.6% growth rate in the first quarter of 2008. The Fed continued to take aggressive policy action during the month,reducing the federal funds rate by another 75 basis points to 2.25% . In addition, the Fed announced an expansion of its Term Securities Lending Facility, making $200 billion of Treasury securities available to Wall Street firms in an unprecedented move apparently designed to prevent further damage to the U.S. financial system.

More job losses followed in April, but the unemployment rate ticked down to a modest 5%.The Fed continued to reduce the federal funds rate, implementing a rate cut of 25 basis points that left the overnight rate at 2% by the end of the reporting period. On the other hand, inflationary pressures increased as crude oil approached $120 per barrel, and suppliers attempted to pass along price increases in a variety of products.

The Fund 3

LETTER TO SHAREHOLDERS (continued)

Longer Maturities Captured Higher Yields

As the credit crisis unfolded and the Fed cut short-term interest rates, yield differences widened along the market’s maturity range, creating more attractive opportunities among longer-dated money market instruments. Moreover, demand for money market instruments surged from investors engaged in a “flight to quality.” In this environment, we increased the fund’s weighted average maturity toward a position we considered longer than industry averages.

While we have begun to see evidence that the economy and markets may be stabilizing, whether these signs portend a longer-term, upward trend remains an open question.The Fed and market participants will be closely watching economic data for signs of economic strength and a moderation of inflation. In the meantime, we intend to maintain the fund’s relatively long weighted average maturity.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.
[2]	Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time.
Had these expenses not been absorbed, the fund’s yields for its Administrative Advantage shares,
Participant Advantage shares, Institutional Advantage shares and Investor Advantage shares would have been 4.54%, 4.21%, 4.60% and 4.36%, respectively.The fund’s effective yields would have been 4.64%, 4.30%,4.71% and 4.45%, respectively.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Cash Advantage Plus Fund from November 1, 2007 to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2008
	Institutional	Administrative	Investor	Participant
	Advantage	Advantage	Advantage	Advantage

Expenses paid per $1,000 †	$ .65	$ 1.00	$ 1.91	$ 2.66
Ending value (after expenses)	$1,020.30	$1,019.90	$1,019.00	$1,018.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30,				2008
	Institutional	Administrative	Investor	Participant
	Advantage	Advantage	Advantage	Advantage

Expenses paid per $1,000 †	$ .65	$ 1.01	$ 1.91	$ 2.66
Ending value (after expenses)	$1,024.22	$1,023.87	$1,022.97	$1,022.23

† Expenses are equal to the fund’s annualized expense ratio of .13% for Institutional Advantage, .20% for Administrative Advantage, .38% for Investor Advantage and .53% for Participant Advantage; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2008

	Principal
Negotiable Bank Certificates of Deposit—34.4%	Amount ($)	Value ($)

Allied Irish Banks N.A. Inc. (Yankee)
3.10%, 7/31/08	150,000,000	150,000,000
Banco Santander Puerto Rico (London)
2.95%, 8/4/08	100,000,000	100,007,800
Bank of Montreal (Yankee)
2.87%, 9/8/08	25,000,000	24,999,555
Bank of Scotland (Yankee)
2.97%, 6/23/08	100,000,000	100,112,937
Barclays Bank PLC (Yankee)
3.05%, 7/25/08	50,000,000	50,000,000
Canadian Imperial Bank of Commerce (Yankee)
2.90%, 9/5/08	75,000,000	75,000,000
Comerica Inc.
3.08%—4.72%, 5/5/08—6/6/08	190,000,000	190,000,000
Credit Agricole (London)
3.11%, 7/1/08	100,000,000	100,000,000
Credit Suisse
3.12%, 5/11/08	50,000,000 [a]	50,000,000
Harris N.A.
3.00%, 7/31/08	175,000,000	175,000,000
Nordea Bank Finland PLC (Yankee)
3.61%, 10/17/08	74,180,000	74,575,718
Royal Bank of Scotland PLC (Yankee)
3.12%, 5/6/08	150,000,000	150,000,000
Societe Generale (London)
4.53%, 7/7/08	50,000,000	50,000,000
State Street Bank and Trust Co., Boston, MA
3.00%, 10/20/08	75,000,000	75,000,000
UniCredito Italiano SpA (London)
4.11%, 7/14/08	100,000,000	100,000,000
Total Negotiable Bank Certificates of Deposit
(cost $1,464,696,010)		1,464,696,010

Commercial Paper—37.4%

Abbey National North America LLC
2.38%, 5/1/08	75,000,000	75,000,000
Allied Irish Banks N.A. Inc.
2.71%, 9/29/08	25,000,000	24,720,021

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

ASB Finance Ltd.
2.71%—2.98%, 8/4/08—9/29/08	175,000,000 [b]	173,384,229
Atlantic Asset Securitization LLC
2.72%, 6/17/08	65,000,000 [b]	64,770,875
Atlantis One Funding Corp.
3.12%, 5/6/08	150,000,000 [b]	149,935,417
Bank of Ireland
2.75%, 7/2/08	50,000,000 [b]	49,764,917
CAFCO LLC
3.15%—3.20%, 5/28/08—6/10/08	150,000,000 [b]	149,588,917
Canadian Imperial Bank of Commerce
3.02%, 8/28/08	100,000,000	99,016,597
Cancara Asset Securitisation Ltd.
2.85%, 6/20/08	100,000,000 [b]	99,606,945
CHARTA LLC
2.96%, 8/12/08	25,000,000 [b]	24,791,139
CIESCO LLC
2.98%—3.19%, 5/22/08—6/16/08	125,000,000 [b]	124,672,201
Citigroup Funding Inc.
3.04%, 7/8/08	25,000,000	24,858,097
Citigroup Inc.
3.01%, 8/18/08	50,000,000	49,551,132
CRC Funding LLC
3.20%, 5/28/08	100,000,000 [b]	99,762,250
DnB NOR Bank ASA
3.02%, 6/9/08	50,000,000	49,838,042
Morgan Stanley
3.87%, 7/14/08	32,000,000	31,750,045
Royal Bank of Scotland Group PLC
4.56%, 7/3/08	40,000,000	39,687,800
Scaldis Capital Ltd.
2.97%—3.21%, 5/7/08—7/3/08	175,000,000 [b]	174,616,250
Societe Generale N.A. Inc.
3.72%, 7/18/08	50,000,000	49,604,583
UBS Finance Delaware LLC
2.94%, 8/1/08	35,000,000	34,740,611
Total Commercial Paper
(cost $1,589,660,068)		1,589,660,068

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Corporate Notes—3.1%	Amount ($)	Value ($)

Citigroup Funding Inc.
3.45%, 5/8/09	80,000,000 [a]	80,000,000
Credit Agricole
2.57%, 6/24/08	50,000,000 [a]	50,000,000
Total Corporate Notes
(cost $130,000,000)		130,000,000

Promissory Notes—3.5%

Goldman Sachs Group Inc.
3.15%—5.07%, 6/17/08—4/3/09	100,000,000 [c]	100,000,000
Merrill Lynch & Co. Inc.
2.74%, 5/12/08	50,000,000 [c]	50,000,000
Total Promissory Notes
(cost $150,000,000)		150,000,000

Time Deposits—12.3%

KBC Bank N.V. (Grand Cayman)
2.31%, 5/1/08	170,000,000	170,000,000
Key Bank U.S.A., N.A. (Grand Cayman)
2.25%, 5/1/08	153,000,000	153,000,000
Landesbank Baden-Wurttemberg (Grand Cayman)
2.44%, 5/1/08	200,000,000	200,000,000
Total Time Deposits
(cost $523,000,000)		523,000,000

Repurchase Agreements—9.2%

Credit Suisse (USA) Inc.
2.59%, dated 4/30/08, due 5/1/08 in the amount of
$50,003,594 (fully collateralized by $107,395,000
Federal National Mortgage Association, 5.50%, due
5/1/34, value $51,001,205)	50,000,000	50,000,000
Deutsche Bank Securities
2.56%, dated 4/30/08, due 5/1/08 in the amount of
$100,007,104 (fully collateralized by $1,043,803,867
Corporate Bonds, 0%-5.70%, due 6/25/10-6/11/50,
value $103,000,000)	100,000,000	100,000,000
Lehman Brothers Inc.
2.59%, dated 4/30/08, due 5/1/08 in the amount of
$100,007,188 (fully collateralized by $102,035,000
Commercial Paper, due 5/5/08, value $102,000,334)	100,000,000	100,000,000

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)

Merrill Lynch & Co. Inc.
2.59%, dated 4/30/08, due 5/1/08 in the
amount of $140,010,063 (fully collateralized by
$176,364,977 Corporate Bonds, 1.33%-10.75%,
due 5/7/08-12/31/38, value $147,004,639)	140,000,000	140,000,000
Total Repurchase Agreements
(cost $390,000,000)		390,000,000

Total Investments (cost $4,247,356,078)	99.9%	4,247,356,078
Cash and Receivables (Net)	.1%	5,542,528
Net Assets	100.0%	4,252,898,606

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, these securities amounted to $1,110,893,140 or 26.1% of net assets.
[c] These notes were acquired for investment, and not with the intent to distribute or sell. Securities restricted as to public
resale.These securities were acquired from 5/10/07 to 3/4/08 at a cost of $150,000,000. At April 30, 2008, the aggregate value of these securities was $150,000,000 representing 3.5% of net assets and are valued at cost.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Banking	73.2	Repurchase Agreements	9.2
Asset-Backed/		Brokerage Firms	4.3
Multi-Seller Programs	13.2		99.9

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	4,247,356,078	4,247,356,078
Interest receivable		15,341,631
		4,262,697,709

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)		387,092
Cash overdraft due to Custodian		9,412,011
		9,799,103

Net Assets ($)		4,252,898,606

Composition of Net Assets ($):
Paid-in capital		4,252,897,525
Accumulated net realized gain (loss) on investments		1,081

Net Assets ($)		4,252,898,606

Net Asset Value Per Share

Institutional Advantage Shares
Net Assets ($)		4,249,274,103
Shares Outstanding		4,249,273,043
Net Asset Value Per Share ($)		1.00

Administrative Advantage Shares
Net Assets ($)		3,565,956
Shares Outstanding		3,565,931
Net Asset Value Per Share ($)		1.00

Investor Advantage Shares
Net Assets ($)		29,402
Shares Outstanding		29,404
Net Asset Value Per Share ($)		1.00

Participant Advantage Shares
Net Assets ($)		29,145
Shares Outstanding		29,147
Net Asset Value Per Share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2008

Investment Income ($):
Interest Income	153,000,780
Expenses:
Management fee—Note 2(a)	3,317,471
Administration fee—Note 2(b)	1,658,735
Distribution fees—Note 2(c)	4,196
Total Expenses	4,980,402
Less—reduction in management fee
due to undertaking—Note 2(a)	(663,494)
Net Expenses	4,316,908
Investment Income—Net	148,683,872

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	133,983
Net Increase in Net Assets Resulting from Operations	148,817,855

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2008	2007

Operations ($):
Investment income—net	148,683,872	135,612,804
Net realized gain (loss) on investments	133,983	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	148,817,855	135,612,804

Dividends to Shareholders from ($):
Investment income—net:
Institutional Advantage Shares	(148,412,239)	(135,195,113)
Administrative Advantage Shares	(268,871)	(408,103)
Investor Advantage Shares	(1,549)	(8,285)
Participant Advantage Shares	(1,213)	(1,303)
Total Dividends	(148,683,872)	(135,612,804)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Institutional Advantage Shares	16,594,946,295	15,109,228,650
Administrative Advantage Shares	20,872,439	76,772,025
Investor Advantage Shares	273,822	16,789,281
Participant Advantage Shares	16,175	—
Dividends reinvested:
Institutional Advantage Shares	9,879,514	12,710,510
Administrative Advantage Shares	251,540	340,711
Investor Advantage Shares	1,513	1,358
Participant Advantage Shares	1,207	1,303
Cost of shares redeemed:
Institutional Advantage Shares	(14,496,245,906)	(15,390,586,030)
Administrative Advantage Shares	(23,160,646)	(91,519,251)
Investor Advantage Shares	(274,076)	(16,789,287)
Participant Advantage Shares	(16,175)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,106,545,702	(283,050,730)
Total Increase (Decrease) in Net Assets	2,106,679,685	(283,050,730)

Net Assets ($):
Beginning of Period	2,146,218,921	2,429,269,651
End of Period	4,252,898,606	2,146,218,921

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended April 30,

Institutional Advantage Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.046	.052	.038	.018	.010
Distributions:
Dividends from
investment income—net	(.046)	(.052)	(.038)	(.018)	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.74	5.31	3.86	1.80	1.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net expenses
to average net assets	.13	.13	.13	.11	.05
Ratio of net investment income
to average net assets	4.48	5.19	3.85	1.95	1.00

Net Assets, end of period
($ x 1,000)	4,249,274	2,140,560	2,409,207	1,604,461	163,283

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Administrative Advantage Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.046	.051	.037	.017	.009
Distributions:
Dividends from investment income—net	(.046)	(.051)	(.037)	(.017)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.67	5.24	3.79	1.73	.93

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.22	.22	.22	.22	.22
Ratio of net expenses
to average net assets	.20	.20	.20	.18	.12
Ratio of net investment income
to average net assets	4.71	5.06	3.78	1.88	.91

Net Assets, end of period ($ x 1,000)	3,566	5,602	20,009	1,524	26

See notes to financial statements.

		Year Ended April 30,

Investor Advantage Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.044	.048	.035	.015	.007
Distributions:
Dividends from investment income—net	(.044)	(.048)	(.035)	(.015)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.48	5.05	3.61	1.55	.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net expenses
to average net assets	.38	.38	.38	.36	.30
Ratio of net investment income
to average net assets	4.46	4.74	3.60	1.70	.75

Net Assets, end of period ($ x 1,000)	29	28	27	26	25

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Participant Advantage Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.042	.048	.034	.014	.006
Distributions:
Dividends from investment income—net	(.042)	(.048)	(.034)	(.014)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.32	4.89	3.46	1.39	.60

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55	.55	.55	.55	.55
Ratio of net expenses
to average net assets	.53	.53	.53	.51	.45
Ratio of net investment income
to average net assets	4.23	4.78	3.45	1.55	.60

Net Assets, end of period ($ x 1,000)	29	28	27	26	26

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Cash Advantage Plus Fund (the “fund”) is a separate diversified series of Dreyfus Institutional Cash Advantage Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company offering two series, including the fund.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager also serves as administrator for the fund.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Institutional Advantage, Administrative Advantage, Investor Advantage and Participant Advantage.Administrative Advantage, Investor Advantage and Participant Advantage shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2008, MBC Investment Corp., an indirect subsidiary of BNY Mellon, held 29,404 shares of Investor Advantage and 29,147 shares of Participant Advantage.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of pre-

mium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gains, if any,

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended April 30, 2008.

Each of the tax years in the three-year period ended April 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2008, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of all distributions paid to shareholders during the fiscal periods ended April 30, 2008 and April 30, 2007 were all ordinary income.

At April 30, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .10% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed to pay the fund’s expenses, except management fees, administration fees, Rule 12b-1 fees, brokerage commissions, taxes, and extraordinary expenses. The Manager had undertaken from May 1, 2007 through April 30, 2008 to waive part of its management fee. The reduction in management fee, pursuant to the undertaking, amounted to $663,494 during the period ended April 30, 2008. This waiver is voluntary, not contractual and may be terminated at any time.

(b) As compensation for the Manager’s services under the Administration Agreement, the Company has agreed to pay the Manager a monthly administration fee at the annual rate .05% of the value of each fund’s average daily net assets.

(c) Under the fund’s Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Advantage, Investor Advantage, and Participant Advantage shares, the fund pays the Distributor for distributing such classes of shares and for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts (“Servicing”), at an aggregate annual rate of .07%, ..25% and .40% of the value of the average daily net assets of the fund’s Administrative Advantage, Investor Advantage and Participant Advantage shares, respectively. The Distributor may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the fund’s Administrative Advantage shares, Investor Advantage shares and Participant Advantage shares owned by shareholders with whom the Service Agent has a Servicing

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended April 30, 2008, the fund’s Administrative Advantage, Investor Advantage and Participant Advantage shares were charged $3,994, $87 and $115, respectively, pursuant to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $283,551, Rule 12b-1 distribution plan fees $218 and administration fees $172,204, which are offset against a voluntary expense reimbursement currently in effect in the amount of $68,881.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Institutional Cash Advantage Plus Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Cash Advantage Plus Fund (one of the series comprising Dreyfus Institutional Cash Advantage Funds) as of April 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Cash Advantage Plus Fund at April 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 19, 2008

The Fund 23

IMPORTANT TAX INFORMATION (Unauditied)

For federal tax purposes the fund hereby designates 86.35% of ordinary income dividends paid during the fiscal year ended April 30, 2008 as qualifying “interest related dividends.”

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (2002)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (2002)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (73)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28

George L. Perry (74)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

CHARLES CARDONA, Executive Vice President since April 2002.

Vice Chairman and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 other investment companies (comprised of 17 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1981.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus Institutional Cash Advantage Plus Fund
200 Park Avenue
New York, NY 10166

Manager and Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Administrative: DAAXX	Participant: DPVXX
	Institutional: DAVXX	Investor: DIAXX

Telephone Call your Dreyfus Investments Division representative or 1-800-346-3621

Mail Dreyfus Investments Division, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Access Dreyfus Investments Division at www.dreyfus.com. You can obtain product information and E-mail requests for information or literature.

The fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

0142AR0408

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,824 in 2007 and $41,018 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,076 in 2007 and $5,419 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $18 in 2007 and $11,556 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $946,380 in 2007 and $2,465,481 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

under the Investment Company Act of 1940.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Institutional Cash Advantage Funds

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 18, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 18, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)